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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 13, 2005


                               LECROY CORPORATION
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             (Exact name of registrant as specified in its charter)


   DELAWARE                           0-26634                    13-2507777
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(State or Other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)


     700 CHESTNUT RIDGE ROAD
    CHESTNUT RIDGE, NEW YORK                                       10977
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 425-2000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

         On January 13, 2005, LeCroy Corporation ("LeCroy" or the "Company") issued a press release announcing it will make a presentation at the Seventh Annual Needham & Company Growth Conference on January 13, 2005, and that the Company expects its second quarter fiscal 2005 financial results will significantly exceed its guidance provided on October 20, 2004. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. LeCroy will webcast its live presentation at 10:30 a.m. ET on January 13, 2005. To access the webcast, visit the "Events Calendar" in the "Investor Relations" portion of the "About LeCroy" section of LeCroy's website at www.lecroy.com at least 15 minutes prior to the event broadcast. A copy of the Power Point slides to be presented at the live presentation will also be available in the "Investor Relations" portion of LeCroy's website.

         The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements, including those pertaining to the expectation that the Company's second quarter fiscal 2005 financial results will significantly exceed the financial guidance provided by the Company on October 20, 2004, that it expects to report revenues for the second quarter of fiscal 2005 of approximately $42.5 million, that pro forma gross margins for the quarter are expected to be within the range of 61 percent to 62 percent, that pro forma operating income is expected to exceed the Company's previous guidance of $4.6 million to $5.3 million and be approximately $6 million for the quarter, that the Company believes second quarter sales dramatically increased both year-over-year and sequentially, that the Company believes it produced substantial gains in second quarter gross margins and pro forma operating margins, that the Company made better-than-expected progress in combining the operations of Computer Access Technology Corporation ("CATC") and LeCroy, that the Company is well ahead of plan on all of the milestones established for measuring the successful integration of CATC, that LeCroy's Test & Measurement footprint is growing every day, that the Company believes it can continue to improve its operational and financial performance in the quarters ahead, and that the Company anticipates reporting its second quarter fiscal 2005 financial results on Wednesday, January 19, 2005. These and other factors that could cause actual results to differ materially, are discussed in more detail in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 7, 2004, Form 10-Q filed November 10, 2004, and subsequent filings the Company may make with the SEC from time to time, which can be viewed at the SEC's website at http://www.sec.gov.



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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.


Exhibit No.   Document
-----------   ---------
99.1          Press release dated January 13, 2005.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LECROY CORPORATION,
                                         a Delaware corporation



Date:    January 13, 2005                By:  /s/ Scott D. Kantor
                                              -------------------------------
                                              Scott D. Kantor
                                              Vice President, Finance, Chief
                                              Financial Officer, Secretary and
                                              Treasurer


EXHIBIT INDEX

Exhibit No.   Document
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99.1          Press release dated January 13, 2005.


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